John Hancock Small Cap Intrinsic Value Fund

Supplement dated January 3, 2014 to the current Prospectuses, as supplemented

At its quarterly December meeting, the Board of Trustees of John Hancock Investment Trust approved the closing and liquidation of John Hancock Small Cap Intrinsic Value Fund (the “Fund”) pursuant to a Plan of Liquidation (the “Plan”) approved by the Board. The Plan provides that the Fund will begin liquidating its assets as soon as practicable. The Fund will not accept orders from new investors to purchase shares of the Fund beginning on or about January 10, 2014, and will not accept orders from existing shareholders to purchase additional shares beginning on or about March 28, 2014. Prior to the final liquidation and distribution of assets, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of the Fund.

On or about April 11, 2014, the Fund will distribute pro rata all of its assets in cash to its shareholders, and all outstanding shares will be redeemed and cancelled. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash or in futures to equitize cash. During this time, the Fund may hold more cash or cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective.

Shareholders can continue to redeem shares daily between now and the liquidation date.

Plan sponsors or plan administration agents should notify participants that the Fund is liquidating and should provide information about alternative investment options.

The Fund reserves the right to further restrict sales of Fund shares.

For more information, please call John Hancock Investments at 800-225-5291.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.